Exhibit 99.5


                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Effective July 12, 2000, Hoover's, Inc. ("Hoover's") acquired 100 percent of the outstanding stock and assumed all outstanding stock options and warrants of Powerize, Inc. ("Powerize"), a provider of Internet content and search tools. The total cost of the acquisition, including transaction costs, was approximately $16.6 million. The acquisition was accounted for as a purchase business combination.

The following unaudited pro forma financial statements include the unaudited pro forma balance sheet as of June 30, 2000 and the unaudited pro forma statement of operations for Hoover's most recent fiscal year and the three months ended June 30, 2000. The unaudited pro forma balance sheet assumes the acquisition was consummated on June 30, 2000. The unaudited pro forma statements of operations for Hoover's most recent fiscal year includes financial information for Hoover's for the year ended March 31, 2000 and for Powerize for the year ended December 31, 2000. The unaudited pro forma statements of operations assume the acquisition was consummated on April 1, 1999.

The unaudited pro forma financial statements reflect the allocation of the purchase price based upon current estimates of the fair values of assets acquired and liabilities assumed. The final allocation of the purchase price may vary as additional information is obtained and, accordingly, the ultimate allocation may differ from that used in the unaudited pro forma financial statements.

The unaudited pro forma financial statements are based on the historical financial statements of Hoover's and Powerize. They are not necessarily indicative of the combined entity's operations had the acquisition actually occurred on the dates indicated, nor are they necessarily indicative of future operations. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes to these unaudited pro forma financial statements.

The unaudited pro forma financial statements are based on, and should be read in conjunction with, Hoover's historical financial statements as of and for the year ended March 31,2000 and related notes thereto previously filed on form 10-K, Hoover's historical financial statements as of and for the three months ended June 30,2000 and related notes thereto previously filed on form 10-Q, and the Powerize historical financial statements and related notes thereto for the year ended December 31, 1999 and the three months ended June 30, 2000.

                                     HOOVER'S, INC. AND POWERIZE.COM, INC.
                                    UNAUDITED PROFORMA STATEMENT OF INCOME

                                                                                                               (Unaudited)
                                Hoover's, Inc.   Powerize.com, Inc.                                          Hoover's, Inc.
                                  Year ended        Year ended             Proforma           Proforma     Three months ended
                                   March 31         December 31          Adjustments          Combined           June 30
                                 ------------       ------------         ------------       ------------      ------------
                                     2000              1999                                                       2000
                                 ------------       ------------         ------------       ------------      ------------
Revenue:
Advertising and e-commerce       $  6,688,289       $         -          $         -        $  6,688,289      $  3,045,973
Subscription royalties              8,742,799          1,137,543                   -        $  9,880,342         3,064,280
Licensing                           2,082,017                                               $  2,082,017           523,656
CD-ROM and Print, net               1,507,041                                               $  1,507,041           228,477
Consulting and other                       -             508,803                   -        $    508,803                -
                                 ------------       ------------         ------------       ------------      ------------
   Total Revenues                  19,020,146          1,646,346                   -          20,666,492         6,862,386
                                 ------------       ------------         ------------       ------------      ------------

Cost of Revenue
Cost of Online Revenue              7,457,164            121,870                   -        $  7,579,034         2,614,886
Consulting and other                       -           1,254,637                   -        $  1,254,637                -
                                 ------------       ------------         ------------       ------------      ------------
  Total Cost of Revenues            7,457,164          1,376,507                   -           8,833,671         2,614,886
                                 ------------       ------------         ------------       ------------      ------------

Gross profit (loss)                11,562,982            269,839                   -          11,832,821         4,247,500

Operating Expenses:
Sales and marketing                12,590,335          6,291,506                   -        $ 18,881,841         3,910,431
Product development                 2,004,932          3,232,950                   -        $  5,237,882           623,013
General and administrative          7,083,348          2,277,790                   -        $  9,361,138         2,855,704
Non-cash compensation               1,701,503                 -          $     46,681 B     $  1,748,184            91,324
Amortization of Intangibles                -                  -             5,133,528 A     $  5,133,528                -
                                 ------------       ------------         ------------       ------------      ------------
  Total operating expenses         23,380,118         11,802,246            5,180,209         40,362,573         7,480,472
                                 ------------       ------------         ------------       ------------      ------------

Operating loss                    (11,817,136)       (11,532,407)          (5,180,209)       (28,529,752)       (3,232,972)

Interest (expense) income, net      2,289,635             75,612                   -           2,365,247           790,599

                                 ------------       ------------         ------------       ------------      ------------
Net loss                         $ (9,527,501)      $(11,456,795)        $ (5,180,209)      $(26,164,505)     $ (2,442,373)
                                 ============       ============         ============       ============      ============
Loss per share                   $       (.88)                                              $      (2.12)     $       (.19)

Shares used in computation
  of basic and diluted loss per
  share                            10,840,753                                                 12,324,759        12,792,518


                                 (Unaudited)
                              Powerize.com, Inc.
                              Three months ended      Proforma             Proforma
                                    June 30          Adjustments           Combined
                                 ------------       ------------         ------------
                                     2000
                                 ------------       ------------         ------------
Revenue:
Advertising and e-commerce       $         -        $         -          $  3,045,973
Subscription royalties                357,178                 -          $  3,421,458
Licensing                                  -                             $    523,656
CD-ROM and Print, net                      -                             $    228,477
Consulting and other                  518,965                 -          $    518,965
                                 ------------       ------------         ------------
  Total Revenues                      876,143                 -             7,738,529
                                 ------------       ------------         ------------

Cost of Revenue
Cost of Online Revenue                170,326                 -          $  2,785,212
Consulting and other                1,298,496                 -          $  1,298,496
                                 ------------       ------------         ------------
  Total Cost of Revenues            1,468,822                 -             4,083,708
                                 ------------       ------------         ------------

Gross profit (loss)                  (592,679)                -             3,654,821

Operating Expenses:
Sales and marketing                 2,529,399                 -          $  6,439,830
Product development                   602,977                 -          $  1,225,990
General and administrative            841,633                 -          $  3,697,337
Non-cash compensation                      -              11,670 B       $    102,994
Amortization of Intangibles                -           1,283,382 A       $  1,283,382
                                 ------------       ------------         ------------
  Total operating expenses          3,974,009          1,295,052           12,749,533
                                 ------------       ------------         ------------

Operating loss                     (4,566,688)        (1,295,052)          (9,094,712)

Interest (expense) income, net        (68,443)                -          $    722,156

                                 ------------       ------------         ------------
Net loss                         $ (4,635,131)      $ (1,295,052)        $ (8,372,556)
                                 ============       ============         ============
Basic and diluted loss per
  share                                                                  $       (.59)

Shares used in computation of
  basic and diluted loss per share                                         14,260,216

                                     HOOVER'S, INC. and POWERIZE.COM, INC.
                                        UNAUDITED PROFORMA BALANCE SHEET

                                             Hoover's, Inc.     Powerize.com, Inc.    Proforma          Proforma
                                              at June 30           at June 30        Adjustments        Combined
                                             ------------         ------------      ------------      ------------
                                                 2000                 2000
                                             ------------         ------------      ------------      ------------
ASSETS
Current Assets
Cash and cash equivalents                    $ 39,987,435         $    280,812      $ (2,430,034) A     37,838,213
Short-term investments                         11,032,250                   -                 -         11,032,250
Accounts receivable, net of allowances          4,254,842            1,315,824                -          5,570,666
Book inventory, less allowances                    26,336                   -                 -             26,336
Prepaid Expenses and other current assets         214,095               73,796                -            287,891
                                             ------------         ------------      ------------      ------------
  Total current assets                         55,514,958            1,670,432        (2,430,034)       54,755,356

Property and equipment, net                     2,910,736              765,582                -          3,676,318
Prepaid license fees, net                              -               325,782          (325,782) B             -
Other assets                                    6,118,787              275,356                -          6,394,143
Goodwill                                               -                    -         14,658,001  C     14,658,001
Intangible Assets Acquired                             -                    -          9,480,000  D      9,480,000
Amort-Intangible Assets Acquired                       -                    -                 -                 -
                                             ------------         ------------      ------------      ------------
TOTAL ASSETS                                 $ 64,544,481         $  3,037,152      $ 21,382,185      $ 88,963,818
                                             ============         ============      ============      ============

LIABILITIES AND STOCKHOLDERS'
  DEFICIT
Current liabilities
Accounts payable and commissions              $  1,525,687        $  4,544,490      $         -          6,070,177
Accrued expenses                                 2,489,072           1,913,387          (459,705) A,H    3,942,754
Current portion of other liabilities                24,776                  -                 -             24,776
Deferred revenue                                 3,473,104             934,110           350,000  E      4,757,214
Notes payable                                           -            3,638,679                -          3,638,679
                                              ------------        ------------      ------------      ------------
  Total current liabilities                      7,512,639          11,030,666          (109,705)       18,433,600
                                              ------------        ------------      ------------      ------------

Other liabilities
  Other liabilities - Obligations under
  capital leases, less current portion              31,274                  -                 -             31,274
                                              ------------        ------------      ------------      ------------
  Total other liabilities                           31,274                  -                 -             31,274
                                              ------------        ------------      ------------      ------------

                                              ------------        ------------      ------------      ------------
TOTAL LIABILITIES                                7,543,913          11,030,666          (109,705)       18,464,874
                                              ------------        ------------      ------------      ------------

Stockholders' Equity
Common stock                                       131,667                 654            14,186  A        146,507
Additional paid in capital                      78,540,385          15,421,357        (1,844,458) A     92,117,284
Deferred compensation                           (1,088,062)           (573,889)          480,526  F     (1,181,425)
Treasury stock                                    (150,000)                 -                 -           (150,000)
Retained earnings                              (20,433,422)        (22,841,636)      22,841,636   G    (20,433,422)
Shareholder's Equity (Deficit)                          -                   -                -                  -
                                              ------------        ------------      ------------      ------------
                                                57,000,568          (7,993,514)       21,491,890        70,498,944
                                              ------------        ------------      ------------      ------------

                                              ------------        ------------      ------------      ------------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                      $ 64,544,481        $  3,037,152      $ 21,382,185      $ 88,963,818
                                              ============        ============      ============      ============


NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


         1.   GENERAL

              The Company expects to account for the acquisition as a purchase business combination. The accompanying unaudited pro forma financial statements reflect an estimated aggregate purchase price of approximately $16.6 million, consisting of cash ($2.4 million), the fair value of common stock, options and warrants issued ($13.5 million), and transaction costs ($.7 million).

              The interim financial statements for the three months ended June 30, 2000 and 1999, have been prepared by us pursuant to the rules and regulations of the Securities and Exchange Commission (the SEC). Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. These statements are unaudited and, in the opinion of management, include all adjustments (consisting of normal recurring adjustments and accruals) necessary to present fairly the results for the periods presented.

              The balance sheet at June 30, 2000, has been derived from the unaudited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

              For further information, refer to the financial statements and related notes included in our Registration Statement on Form S-1 and our Annual Report filed on Form 10-K.


         2.   UNAUDITED PRO FORMA INCOME STATEMENT

              The accompanying unaudited pro forma income statement has been prepared as if the acquisition was consummated on April 1, 1999. Pro forma adjustments were made:

              (A) To record amortization of intangibles and
                  goodwill, using estimated lives of three years for identified intangible assets and eight years for goodwill.

              (B) To record noncash compensation expense for
                  unvested options using an estimated life of two years.


         3.   UNAUDITED PRO FORMA BALANCE SHEET

              The accompanying unaudited pro forma balance sheet has been prepared as if the acquisition was consummated on June 30, 2000. Pro forma adjustments were made:

              (A)    To record the purchase consideration of (in thousands)



                        Cash to Powerize shareholders and option holders                           $ 2,430
                        Value of stock to Powerize shareholders and option holders                 $11,633
                        Value of vested options                                                    $ 1,313
                        Value of warrants                                                          $   552
                        Transaction costs                                                          $   703
                                                                                                   -------
                        Total purchase price                                                       $16,631


              (B)   To record the elimination of Powerize recorded intangibles
              (C)   To record goodwill associated with the acquisition
              (D) To record intangibles acquired (in thousands). The value of intangible assets was estimated based upon an independent valuation.


                               i.       Assembled Workforce                   $ 1,430
                               ii.      Content Provider Relationships        $ 1,900
                               iii.     Registered Users Base                 $ 1,150
                               iv.      Internal Use Software                 $ 5,000
                                                                              -------
                                                       Total                  $ 9,480



              (E) To eliminate historical recorded deferred revenue not associated with remaining obligations assumed by Hoover's.
              (F) To record deferred compensation associated with unvested options assumed.
              (G)  To eliminate Powerize's historical equity accounts.
              (H) To eliminate historical recorded accrued expenses and prepaid assets not associated with remaining obligations assumed by Hoover's.